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                                                                   Exhibit 10.4

                    WAIVER OF INTEREST, ASSIGNMENT OF LEASE,
                  AND AGREEMENT CONCERNING ASSUMPTION OF LEASE


         To induce BNC National Bank of Minnesota ("Bank") to enter into a credit relationship with Concorde Cripple Creek, Inc., a Colorado corporation ("Tenant") and for other good and valuable consideration, Tenant, Elevation 8000+, a Colorado limited liability company ("Landlord") and Bank hereby agree as follows:

         1. Landlord owns certain real property known as the Golden Gates Casino and legally described as Lots 9-12, inclusive, Block 39, City of Black Hawk, County of Gilpin, State of Colorado, on which the Tenant's facility is located (the "Leased Premises") and entered into a Lease Agreement with Tenant on July 21, 1997, as amended by that certain First Amendment to Lease dated as of January 1, 1999, by the terms of which it leased the Leased Premises to the Tenant. The Lease Agreement as amended shall hereafter be referred to as the "Lease".

         2. The Bank has extended certain loans (the "Loans") to the Tenant secured by, among other things, personal property of the Tenant located on the Leased Premises. Landlord acknowledges receipt of notice that the Bank has a security interest in the personal property of the Tenant located on the Leased Premises (the "Collateral"). The Landlord does not and shall not have any interest therein or lien or claim thereon. Without limiting the generality of the foregoing, the Landlord specifically waives and releases each and all security interests, liens, claims and charges now or at any time hereafter available to the Landlord with respect to the Collateral located on the Leased Premises.

         3. As further security for the Loans, Tenant hereby assigns its interest as Tenant pursuant to the Lease to the Bank, together with all of its right, title and interest in and to the Leased Premises. Tenant warrants and represents (a) that is has the right to make and enter into this agreement to grant such assignment and (b) that it is not in default under the terms and conditions of the Lease.

         4. At any time before the expiration or termination of the Lease or the termination of Tenant's right to possession of the Leased Premises, the Bank and the Bank's successors or assignees, or any transferee of the Bank's rights in the Collateral (including, without limitation, a purchaser of such personal property upon foreclosure or repossession of the Bank's interest in the Collateral) (such successors, assignees or transferees shall hereafter be referred to as the "Subsequent Parties") shall be entitled to occupy and take fully, unrestricted and sole possession of the Leased Premises and shall further be entitled to assume all of the benefits and burdens of the Lease, but only upon express written notice of its intention to do so.

         5. Prior to occupancy of the Leased Premises, the Bank or Subsequent Party shall provide ten (10) days prior written notice of its anticipated occupancy to Landlord as follows:



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                           c/o Scott Bradley
                           78436 U.S. Highway 40
                           P.O. Box 163
                           Winter Park, Colorado 80482
                           Telecopier number (970) 726-9522

or such other address as Landlord may from time to time provide the Bank.

         6. If the Bank or Subsequent Party assumes possession of the Leased Premises, it shall, during its time of possession be responsible for compliance with all of the Lease. If after taking possession of the Leased Premises, but prior to delivery to the Landlord of written notice of its intention to assume the Lease, the Bank or Subsequent Party elects to vacate the Leased Premises, it shall provide Landlord ten (10) days written notice of its intention to do so, addressed as provided in number 5 above. So long as the Bank or Subsequent Party has not assumed the Lease, the Bank or Subsequent Party shall not be liable for any obligations under the Lease arising after it vacates the Leased Premises.

         7. Except for the obligations to pay rent and other obligations pursuant to the Lease Agreement from the date of its occupancy, the Bank or any Subsequent Party does not assume, either by this Agreement or actual possession of the Leased Premises, any past, present or future obligations of Tenant to Landlord or any other person under the Lease or otherwise. Provided, that the Bank or any Subsequent Party's occupancy of the Leased Premises shall be subject to all of the terms and conditions of the Lease, including, without limitation, use of the Leased Premises.

         8. Landlord and Tenant agree that no amendment to the Lease shall be valid without the written consent of the Bank, which shall not be unreasonably withheld.

         9. Landlord hereby consents to the foregoing Agreement subject to the express conditions that (a) Tenant will remain liable for the payment of all rent and other sums and the performance of all obligations as provided in the Lease; (b) until the Bank or a Subsequent Party takes possession of the Leased Premises, Landlord shall have no obligation to deliver any notices or perform any other obligation provided for under the Lease to or for the Bank or a Subsequent Party, and neither the Bank nor a Subsequent Party shall have any right to enforce any of Tenant's rights against Landlord; and (c) this Agreement does not waive any of the rights and remedies of Landlord under the Lease.

         10. Tenant hereby consents to this Agreement, agrees to be bound by its terms and conditions to the extent that they are applicable to it and agrees to indemnify and hold Landlord harmless in connection with the Landlord's compliance with same.

         11. This Agreement shall be binding on the successors and assigns of the parties. This Agreement may be signed in counterparts, and a facsimile transmission shall be binding in the same manner as an original.


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         IN WITNESS WHEREOF, this Agreement is signed on the dates set out by the respective signature of the parties.

         LANDLORD:
                                             ELEVATION 8000+, a Colorado limited
                                             liability company


         Dated May 21, 1999                  By /s/ J. Scott Bradley
                                                --------------------------------
                                                Its Manager



STATE OF                   )
                           )ss.
COUNTY OF                  )

         The foregoing instrument was acknowledged before me this 21st day of May, 1999, by ____________________________ the __________________________ of
Elevation 8000+, a Colorado limited liability company, on behalf of said limited liability company.


                                             -----------------------------------
                                                       Notary Public


[Signature page to Waiver of Interest, Assignment of Lease, and Agreement Concerning Assumption of Lease between BNC National Bank of Minnesota, Concorde Cripple Creek, Inc. and Elevation 8000+]


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         IN WITNESS WHEREOF, this Agreement is signed on the dates set out by the respective signature of the parties.

         BANK:
                                        BNC NATIONAL BANK OF MINNESOTA


         Dated May 21, 1999             By:      /s/ James B. Fink
                                            ------------------------------------
                                        Its:     Vice President



STATE OF                   )
                           )ss.
COUNTY OF                  )

         The foregoing instrument was acknowledged before me this 21st day of May, 1999, by ____________________________ the __________________________ of
BNC National Bank of Minnesota, a national banking association, on behalf of said national banking association.


                                             -----------------------------------
                                                        Notary Public


[Signature page to Waiver of Interest, Assignment of Lease, and Agreement Concerning Assumption of Lease between BNC National Bank of Minnesota, Concorde Cripple Creek, Inc. and Elevation 8000+]



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         IN WITNESS WHEREOF, this Agreement is signed on the dates set out by the respective signature of the parties.

         TENANT:

                                        CONCORDE CRIPPLE CREEK, INC.,
                                        a Colorado corporation


         Dated May 21, 1999             By       /s/ Jerry L. Baum
                                           -------------------------------------
                                        Its      President



STATE OF                   )
                           )ss.
COUNTY OF                  )

         The foregoing instrument was acknowledged before me this 21st day of May, 1999, by ____________________________ the __________________________ of
Concorde Cripple Creek, Inc., a Colorado corporation, on behalf of said corporation.


                                             -----------------------------------
                                                       Notary Public


[Signature page to Waiver of Interest, Assignment of Lease, and Agreement Concerning Assumption of Lease between BNC National Bank of Minnesota, Concorde Cripple Creek, Inc. and Elevation 8000+]